WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Tactical Opportunity Fund (WMKTX)

SUPPLEMENT DATED APRIL 7, 2020 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2020

The first sentence of the first paragraph of the section of the Statement of Additional Information entitled “Management of the Funds – Board of Trustees – Compensation of Trustees” is hereby deleted and replaced with the following:

Effective with the May 2019 Board meeting, the Trustees of the Trust receive a quarterly retainer fee in the amount of $7,500 and an additional $2,500 for attending each Board meeting.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE